EXHIBIT 1

                             JOINT FILING AGREEMENT

         This will confirm the agreement by and among all the undersigned that the Schedule 13G filed on or about this date with respect to the beneficial ownership of the undersigned of the Common Shares of Dynacare Inc. is being filed on behalf of each of the undersigned. This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


Dated: July 25, 2002

                                      /s/ Albert Latner
                                      ---------------------------------------
                                      ALBERT LATNER


                                      EPLCO HOLDINGS LTD.

                                      By: /s/ Albert Latner
                                          -----------------------------------
                                          Name: Albert Latner
                                          Title: Director


                                      857501 ONTARIO LIMITED

                                      By: /s/ Albert Latner
                                          -----------------------------------
                                          Name: Albert Latner
                                          Title: Director


                                      SDLCO HOLDINGS LTD.

                                      By: /s/ Albert Latner
                                          -----------------------------------
                                          Name: Albert Latner
                                          Title: Director


                                      MELCO HOLDINGS CORP.

                                      By: /s/ Albert Latner
                                          -----------------------------------
                                          Name: Albert Latner
                                          Title: Director


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                                      EPLCO REALTY GROUP LTD.

                                      By: /s/ Albert Latner
                                          -----------------------------------
                                          Name: Albert Latner
                                          Title: Director


                                      JILCO HOLDINGS LTD.

                                      By: /s/ Albert Latner
                                          -----------------------------------
                                          Name: Albert Latner
                                          Title: Director














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